    As filed with the Securities and Exchange Commission on January 29, 2002 Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------


                                DOCUMENTUM, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     95-4261421
   (State of Incorporation)                (I.R.S. Employer Identification No.)

                                ----------------


                            6801 Koll Center Parkway
                        Pleasanton, California 94566-3145

                    (Address of principal executive offices)


                                ----------------


                  Documentum, Inc. Employee Stock Purchase Plan
                     1996 Non-Officer Equity Incentive Plan

                            (Full title of the plans)



                                ----------------


                                  David DeWalt
                       President & Chief Executive Officer
                                Documentum, Inc.
                            6801 Koll Center Parkway
                        Pleasanton, California 94566-3145
                                 (925) 600-6800

       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------

                                   Copies to:
                              James F. Fulton, Esq.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                        Palo Alto, California 94306-2155
                                 (650) 843-5000

                                ----------------


                         CALCULATION OF REGISTRATION FEE

=========================== ============================ ====================== ========================= =======================
                                                             PROPOSED MAXIMUM       PROPOSED MAXIMUM
    TITLE OF SECURITIES                                          OFFERING              AGGREGATE                AMOUNT OF
      TO BE REGISTERED       AMOUNT TO BE REGISTERED (1)     PRICE PER SHARE (2)    OFFERING PRICE (2)        REGISTRATION FEE
--------------------------- ----------------------------- ---------------------- ------------------------- -----------------------

 Stock Options and Common
 Stock (par value $.001)         4,084,000 shares            $16.73 - $21.80          $75,498,895.04            $6,945.90
=========================== ============================= ====================== ========================= =======================

         (1) Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of the Registrant's Common Stock that become issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of the Registrant's outstanding shares of Common Stock.

         (2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price: (a) for shares issuable under the Registrant's Employee Stock Purchase Plan are based upon 85% of the average of the high and low prices of Registrant's Common Stock on January 22, 2002, as reported on the Nasdaq National Market; (b) for shares issuable pursuant to outstanding options under the Registrant's 1996 Non-Officer Equity Incentive Plan are based upon the actual price; and (c) for shares issuable pursuant to unissued options under the Registrant's 1996 Non-Officer Equity Incentive Plan are based upon the average of the high and low prices of the Registrant's Common Stock on January 22, 2002, as reported on the Nasdaq National Market.


==================================== ============================= ============================ ==================================
                                                                             OFFERING                       AGGREGATE
          TITLE OF SHARES                    NUMBER OF SHARES             PRICE PER SHARE                OFFERING PRICE
------------------------------------ ----------------------------- ---------------------------- ----------------------------------
Common Stock issuable pursuant to
the Documentum, Inc. Employee
Stock Purchase Plan                          1,000,000 shares                  $17.43                      $17,433,500
------------------------------------ ----------------------------- --------------------------- ----------------------------------
Common Stock issuable pursuant to
outstanding options under the 1996
Non-Officer Equity Incentive Plan            2,288,545 shares               $16.73 - $21.80                $41,750,612.99
------------------------------------ ----------------------------- ---------------------------- ----------------------------------
Common Stock issuable pursuant to
unissued options under the 1996
Non-Officer Equity Incentive Plan              795,455 shares                  $20.51                      $16,314,782.05
==================================== ============================= ============================ ==================================


                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 1,000,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's Employee Stock Purchase Plan, as amended, and (ii) 3,084,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1996 Non-Officer Equity Incentive Plan, as amended.


                                       2.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The contents of Registration Statement on Form S-8 (No. 333-081832) filed with the Securities and Exchange Commission (the "Commission") on March 4, 1996, Registration Statement on Form S-8 (No. 333-15239) filed with the Commission on October 31, 1996, Registration Statement on Form S-8 (No. 333-39027) filed with the Commission on October 30, 1997, Registration Statement on Form S-8 (No. 333-61871) filed with the Commission on August 20, 1998, Registration Statement on Form S-8 (No. 333-86799) filed with the Commission on September 9, 1999, Registration Statement on Form S-8 No. 333-47226 filed with the Commission on October 3, 2000, and Registration Statement on Form S-8 No. 333-66724 filed with the Commission on August 3, 2001 are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER                                    DESCRIPTION

     4.1(1)    Amended and Restated Certificate of Incorporation

     4.2(2)    Amended and Restated Bylaws

     4.3(3) Certificate of Amendment to the Amended and Restated Certificate of Incorporation

     4.4(4)    Amendment to Amended and Restated Bylaws

     4.5(2)    Specimen stock certificate

     4.6(2) Amended and Restated Investor Rights Agreement, dated September 20, 1994, between the Registrant and certain investors

     5.1       Opinion of Cooley Godward LLP

    23.1       Consent of Arthur Andersen LLP

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

    24.1       Power of Attorney is contained on the signature pages.

    99.1(5)    Registrant's Employee Stock Purchase Plan, as amended.

    99.2(6)    Registrant's 1996 Non-Officer Equity Incentive Plan, as amended.


(1) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.
(2) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated herein by reference.
(3) Filed as an exhibit to the Form S-3 Registration Statement (No. 333-59331), as amended through the date hereof and incorporated herein by reference.
(4) Filed as an exhibit to the Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference.
(5) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-66724), incorporated herein by reference.
(6) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-47226), incorporated herein by reference.


                                       3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on January 29, 2002.


                                             DOCUMENTUM, INC.


                                             By: /s/ Bob L. Corey
                                                --------------------------------
                                                     Bob L. Corey

                                             Title:  Chief Financial Officer











                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David DeWalt and Bob L. Corey, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       4.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                            TITLE                              DATE

                  /s/ DAVID DEWALT                                     President & CEO                  January 29, 2002
--------------------------------------------------
                    DAVID DEWALT

                   /s/ BOB. L. COREY                               Chief Financial Officer              January 29, 2002
--------------------------------------------------
                    BOB L. COREY

                   /s/ ROBERT ADAMS                                        Director                     January 29, 2002
--------------------------------------------------
                    ROBERT ADAMS

                   /s/ GARY BANKS                                          Director                     January 29, 2002
--------------------------------------------------
                     GARY BANKS

                   /s/ JOHN HAMM                                           Director                     January 29, 2002
--------------------------------------------------
                      JOHN HAMM

                /s/ JEFFREY A. MILLER                                      Director                     January 29, 2002
--------------------------------------------------
                  JEFFREY A. MILLER

                  /s/ GEOFFREY MOORE                                       Director                     January 29, 2002
--------------------------------------------------
                   GEOFFREY MOORE

                   /s/ MICHAEL PEHL                                        Director                     January 29, 2002
--------------------------------------------------
                    MICHAEL PEHL




                                       5.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION

     4.1(1)    Amended and Restated Certificate of Incorporation

     4.2(2)    Amended and Restated Bylaws

     4.3(3) Certificate of Amendment to the Amended and Restated Certificate of Incorporation

     4.4(4)    Amendment to Amended and Restated Bylaws

     4.5(2)    Specimen stock certificate

     4.6(2) Amended and Restated Investor Rights Agreement, dated September 20, 1994, between the Registrant and certain investors

     5.1       Opinion of Cooley Godward LLP

    23.1       Consent of Arthur Andersen LLP

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

    24.1       Power of Attorney is contained on the signature pages.

    99.1(5)    Registrant's Employee Stock Purchase Plan, as amended.

    99.2(6)    Registrant's 1996 Non-Officer Equity Incentive Plan, as amended.


(1) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.
(2) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated herein by reference.
(3) Filed as an exhibit to the Form S-3 Registration Statement (No. 333-59331), as amended through the date hereof and incorporated herein by reference.
(4) Filed as an exhibit to the Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference.
(5) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-66724), incorporated herein by reference.
(6) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-47226), incorporated herein by reference.


                                       6.